Exhibit 24


                                POWER OF ATTORNEY


         Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes and constitutes Abraham S. Opatut and C. Herbert Schneider, and each of them singly, his true and lawful attorneys with full power to them, and each of them singly, to sign for him and in his name in the capacities indicated below any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, and he hereby ratifies and confirms his signature as it may be signed by said attorneys, or any of them, to any and all such amendments.


/s/ Abraham S. Opatut              Chairman of the Board                       June 07, 2001
---------------------
ABRAHAM S. OPATUT

/s/ C. Herbert Schneider           President and Chief Executive Officer       June 07, 2001
------------------------           (Principal executive officer)
C. HERBERT SCHNEIDER

/s/ Lewis H. Foulke                Vice President Finance                      June 07, 2001
-------------------                (Principal financial officer)
LEWIS H. FOULKE

/s/ Harry Horowitz                 Vice Chairman of the Board                  June 07, 2001
------------------
HARRY HOROWITZ

/s/ James R. Johnson, Jr.          Director                                    June 07, 2001
-------------------------
JAMES R. JOHNSON, JR.

/s/ Jerry Kokes                    Director                                    June 07, 2001
------------------
JERRY KOKES

/s/ Joe J. Mayes                   Director                                    June 07, 2001
------------------
JOE J. MAYES

/s/ Steven I. Pfeffer              Director                                    June 07, 2001
---------------------
STEVEN I. PFEFFER

/s/ James N. Corcodilos            Director                                    June 07, 2001
-----------------------
JAMES N. CORCODILOS

/s/ Ross Wishnick                  Director                                    June 07, 2001
-----------------
ROSS WISHNICK

